UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2006

U.S. GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	0-9137	84-0796160
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Kipling Street, Suite 100
Lakewood, CO 80215-1545
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 238-1438

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement.

On August 2, 2006, U.S. Gold Corporation (the “Company”) entered into two agreements which modify the provisions of certain agreements executed in connection with the private placement completed on February 22, 2006 (“Private Placement”).  Specifically, the Company executed a Second Supplemental Indenture to the Subscription Receipt Indenture among the Company, GMP Securities, L.P. (“GMP”) and Equity Transfer & Trust Company (“ETTC”) dated February 22, 2006 (the “Second Supplemental Indenture”) and an Amending Agreement to the Agency Agreement among the Company, GMP and Griffiths McBurney Corp. (GMP and Griffiths McBurney Corp. are together referred to as the “Agents”) (the “Amending Agreement”).

Pursuant to the provisions of the Second Supplemental Indenture, the release conditions allowing for conversion of the Subscription Receipts (as defined in the Subscription Receipt Indenture among the Company, GMP and ETTC dated February 22, 2006) and disbursement of $37,575,000 plus accrued interest formerly held in escrow  (the “Escrow Proceeds”) pursuant to the provisions of the Subscription Receipt Indenture were revised.  Pursuant to the terms of the Second Supplemental Indenture, the release conditions, as amended (“Release Conditions”), shall be satisfied upon the latest to occur of the following:

(i)           the third business day after the date on which the Ontario Securities Commission issues a decision document evidencing that each of the securities commissions in Canada has issued a receipt for a final prospectus;

(ii)          the completion and filing via SEDAR of a current technical report regarding the Company’s Tonkin Springs property that complies with National Instrument 43-101 of the Canadian Securities Administrators (“NI 43-101”);

(iii)         the common stock of the Company has been conditionally approved for listing on the Toronto Stock Exchange (“TSX”); and

(iv)        the delivery of a “10b-5” opinion, addressed to the Agents in a form reasonably satisfactory to the Agents, provided by United States counsel to the Company in respect of the final Canadian prospectus.

The effect of the Amending Agreement is that the Company need not have an effective registration statement with the United States Securities and Exchange Commission in order to satisfy the Release Conditions.

As of August 4, 2006, the Company and the Agents have certified that the Release Conditions have been waived by the Agent or satisfied.  Specifically:  (i) the final Canadian prospectus was filed and receipted on August 4, 2006; (ii) the Agents have waived the requirement for release to be delayed until the third day following issue of the receipt for the final Canadian Prospectus; (iii) the current technical report regarding the Tonkin Springs property complying with NI 43-101 has been filed on SEDAR; (iv) the Company’s common stock has been conditionally approved for listing on the TSX; and (v) the Agents have received the opinion of United States counsel to the Company.  As a result, the the Subscription Receipts are eligible for  automatic conversion, and the Company anticipates that the Escrow Proceeds will be disbursed from escrow, not later than August 8, 2006.  The Company will receive all of the Escrow Proceeds net of $2,630,250 in commissions and earned interest payable to the Agents and $4,240 of costs payable to ETTC.

Pursuant to the terms of the Amending Agreement, the Company has agreed to use its commercially reasonable efforts, promptly but not later than August 9, 2006, to prepare and file with the SEC one or more registration statements to effect the registration of the resale of (i) the common stock and warrants issued upon conversion of the Subscription Receipts; (ii) the common stock and warrants issuable upon exercise of the broker warrants issued to the Agents in connection with the Private Placement; and (iii) the common stock issuable upon exercise of the warrants.  The Company has also agreed to use its commercially reasonable efforts to have the registration statement declared effective by the SEC as soon as practical, but not later than August 22, 2007.

Item 9.01               Financial Statements and Exhibits.

(d)                   Exhibits.

10.1	Second Supplemental Indenture to the Subscription Receipt Indenture between the Company, GMP Securities L.P. and Equity Transfer & Trust Company dated August 2, 2006.

10.2	Amending Agreement to Agency Agreement between the Company, GMP Securities L.P. and Griffiths McBurney Corp. dated August 2, 2006.

Cautionary Statement for Purposes of the “Safe Harbor “Provisions of the Private Securities Litigation Reform Act of 1995.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results.  Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Many of these factors are beyond the Company’s ability to control or predict.  Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit
10.1	Second Supplemental Indenture to the Subscription Receipt Indenture between the Company, GMP Securities L.P. and Equity Transfer & Trust Company dated August 2, 2006.

10.2	Amending Agreement to Agency Agreement between the Company, GMP Securities L.P. and Griffiths McBurney Corp. dated August 2, 2006.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. GOLD CORPORATION

Date: August 8, 2006	By:	/s/ William F. Pass
William F. Pass, Vice President,
Chief Financial Officer and Secretary